UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

SPRINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 848-3280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Handset Sale Leaseback

On November 19, 2015, certain wholly-owned subsidiaries (each, an “Originator” and, collectively, the “Originators”) of Sprint Corporation (“Sprint”) entered into a series of agreements (the “Handset Sale Leaseback”) to sell, for a maximum aggregate purchase price of approximately $1.2 billion, subject to adjustment, certain iPhone devices currently subject to customer leases (each a “Device” and, collectively, the “Devices”) to Mobile Leasing Solutions, LLC (“Mobile Leasing”), a Delaware limited liability company formed by SoftBank Group Corp. (“SoftBank”), which Devices will simultaneously be leased back by certain other wholly-owned subsidiaries of Sprint. The Handset Sale Leaseback will provide additional liquidity and funding for the ongoing business needs of Sprint and its subsidiaries. The consummation of the transactions under the Handset Sale Leaseback, including payment of the Cash Purchase Price (defined below), is expected to occur during the first week of December 2015, subject to the satisfaction of customary closing conditions.

The material documentation for the Handset Sale Leaseback includes (i) the First Step Transfer Agreement, dated as of November 19, 2015 (the “First Step Transfer Agreement”), among the Originators, the special purpose bankruptcy remote Cayman Islands limited liability companies which are wholly owned subsidiaries of the Originators (each, a “Lessee” and, collectively, the “Lessees”) and Sprint Spectrum L.P. (“Sprint Spectrum”), (ii) the Second Step Transfer Agreement, dated as of November 19, 2015 (the “Second Step Transfer Agreement”), among the Lessees and Mobile Leasing, (iii) the Master Lease Agreement, dated as of November 19, 2015 (the “Master Lease Agreement”), among Mobile Leasing, the Lessees, Sprint Spectrum and Mizuho Bank, Ltd., as Collateral Agent, and, (iv) the Performance Support Agreement, dated as of November 19, 2015, by Sprint in favor of Mobile Leasing (the “Performance Support Agreement”), and (v) the Guaranty, dated as of November 19, 2015, by Sprint in favor of Mobile Leasing (the “Guaranty”).

Pursuant to the First Step Transfer Agreement, each Originator will contribute selected Devices and related customer leases (each a “Customer Lease” and, collectively, the “Customer Leases”) to its related wholly-owned Lessee. The Lessees will then sell the Devices and certain residual rights in the Customer Leases to Mobile Leasing in exchange for an aggregate payment by Mobile Leasing of (i) a maximum cash purchase price of approximately $1.1 billion (the “Cash Purchase Price”), subject to adjustment and payable on the closing date of the sale of the Devices (the “Lease Closing Date”), (ii) a deferred purchase price payable February 28, 2018 unless otherwise agreed (the “Final Settlement Date”) and (iii) a contingent purchase price also payable on the Final Settlement Date. On the Lease Closing Date, each Lessee will distribute the portion of the Cash Purchase Price it received to its parent Originator.

Simultaneously with the sale of the Devices and certain residual rights in the Customer Leases to Mobile Leasing and in accordance with the Second Step Transfer Agreement, Mobile Leasing will lease back each Device to the relevant Lessee pursuant to the Master Lease Agreement (together, the “Device Lease”) in exchange for monthly rental payments (the “Device Lease Rental Payments”) to be made by the Lessees to Mobile Leasing. Unless a Device Lease is terminated early, the Lessees will be obligated to pay the full Device Lease Rental Payments under each Device Lease, regardless of whether customers make lease payments (collectively, the “Customer Receivables”) on the Devices leased to them under the Customer Lease or whether the Customer Lease is still in effect. Pursuant to the Guaranty, Sprint will guaranty (subject to a cap of 20% of the aggregate Cash Purchase Price) the Lessees’ obligations to make Device Lease Rental Payments to Mobile Leasing and termination payments (“Termination Payments”) owed to Mobile Leasing in the event that the Master Lease is terminated early. In addition, pursuant to the Performance Support Agreement, Sprint will guaranty for the benefit of Mobile Leasing the performance of the covenants, agreements and undertakings of the Originators, the Lessees and Sprint Spectrum under the transaction documents, other than the obligation to make Device Lease Rental Payments and Termination Payments.

All Devices must be returned to Mobile Leasing, subject to purchase rights of the customers and provided that Lessees have no obligation to return Devices not returned by the customers to a Sprint entity.

Sprint Spectrum will act as servicer for Mobile Leasing and the Lessees in respect of the Customer Leases and the Devices.

To secure the obligations of the Lessees under the Device Lease, the Lessees will provide a security interest to Mobile Leasing in, among other things, the Customer Leases, Customer Receivables and accounts holding amounts paid in respect of the Customer Receivables. The Handset Sale Leaseback agreements contain affirmative and restrictive covenants customary for transactions of this type. Mobile Leasing will be entitled to terminate one or more Device Leases upon certain customary enumerated events of default (each, an “Event of Default”), including (i) payment default, (ii) failure to comply with covenants, (iii) breach of representations, (iv) insolvency of Sprint or other affiliates of Sprint, (v) a change of control and (vi) termination of Sprint’s license to provide wireless communication services. Upon the occurrence and continuance of an Event of Default and the exercise of remedies by Mobile Leasing, the Lessees will be obligated to pay the Termination Payments.

The foregoing description of the Handset Sale Leaseback is qualified in its entirety by reference to the First Step Transfer Agreement, the Second Step Transfer Agreement, the Master Lease Agreement, the Performance Support Agreement and the Guaranty, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and incorporated herein by reference.

Brightstar Corp. (“Brightstar”) will perform logistics and marketing services with respect to the Devices. Brightstar is a wholly-owned subsidiary of SoftBank, which is the controlling stockholder of Sprint. In addition, Brightstar or its affiliates provides supply chain and inventory management services to Sprint in Sprint’s indirect channels and whereby Sprint may sell new and used devices and new accessories to Brightstar for its own purposes.

Amended and Restated Receivables Facility

Also on November 19, 2015, the Originators entered into an amendment of their existing two-year committed revolving customer accounts receivable facility (the “Receivables Facility”) to provide for the addition of receivables arising from leases of handsets, along with receivables arising from installment sales of equipment and wireless services (collectively, “Receivables”). The amended Receivables Facility has a maximum funding limit of $4.3 billion and is scheduled to expire on November 19, 2017. The Receivables Facility provides liquidity and funding for the ongoing business needs of Sprint and its subsidiaries.

The documentation for the Receivables Facility includes (i) a Second Amended and Restated Receivables Purchase Agreement (the “Amended and Restated RPA”), by and among Sprint Spectrum, as servicer, Sprint formed wholly-owned subsidiaries that are bankruptcy-remote special purpose entities (the “SPEs”), as sellers, certain commercial paper conduits and financial institutions from time to time party thereto (the “Purchasers”), the entities from time to time party thereto as purchaser agents (“Purchaser Agents”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrative agent for the service Receivables, SMBC Nikko Securities America, Inc., as administrative agent for the customer lease Receivables, and Mizuho Bank, Ltd., as administrative agent for the installment sale Receivables and as collateral agent, and (ii) a Second Amended and Restated Receivables Sale and Contribution Agreement (the “Amended and Restated RSCA”) by and among the Originators and the SPEs. The Amended and Restated RPA amends and restates the previously effective Amended and Restated Receivables Purchase Agreement, dated April 24, 2015 in its entirety, and the Amended and Restated RSCA amends and restates the previously effective Amended and Restated Receivables Sale Agreement, dated as of April 24, 2015, in its entirety.

Pursuant to the Receivables Facility, each Originator transfers, on an ongoing basis, selected Receivables, Related Assets (as defined in the Amended and Restated RPA) and Lease Devices (as defined in the Amended and Restated RPA) to the SPEs. The SPEs may sell the Receivables to the bank and conduit purchasers. The available funding varies based on eligibility requirements set forth in the Receivables Facility, including customary criteria, limits and reserves. Sales of eligible Receivables to the Purchasers may occur daily and are settled on a monthly basis. Sprint pays a fee for the drawn and undrawn portions of the Receivables Facility. Sprint Spectrum services the Receivables in exchange for a monthly servicing fee, and Sprint guarantees the performance of obligations of the Servicer and the Originators under the Receivables Facility.

Upon certain termination events, the purchasers under the Receivables Facility may terminate further purchases of Receivables and impose default fees. Yield is calculated based upon purchaser funding alternatives with respect to outstanding purchases under the Receivables Facility.

The foregoing description of the Receivables Facility is qualified in its entirety by reference to the Amended and Restated RPA and the Amended and Restated RSCA, which are filed as Exhibit 10.6 and Exhibit 10.7 hereto, respectively, and incorporated herein by reference.

Certain of the banks and financial institutions that are parties to the Receivables Facility and their respective affiliates have in the past provided, are currently providing and in the future may continue to provide investment banking, commercial banking and other financial services, to Sprint in the ordinary course of business for which they have received and will receive customary compensation. In the ordinary course of business, such banks and financial institutions and their respective affiliates may participate in loans and actively trade the debt and equity securities of Sprint for their own account or for the accounts of customers and, accordingly, such banks and financial institutions and their respective affiliates may at any time hold long or short positions in such securities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On November 20, 2015, Sprint intends to host a conference call with analysts, investors and other interested parties to discuss the Handset Sale Leaseback and related business developments. A copy of the slide presentation to accompany that call is attached hereto as Exhibit 99.1 as is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1	First Step Transfer Agreement, dated as of November 19, 2015, among the originators from time to time party thereto, the lessees from time to time party thereto and Sprint Spectrum L.P.

10.2	Second Step Transfer Agreement, dated as of November 19, 2015, among the lessees from time to time party thereto and Mobile Leasing Solutions, LLC

10.3	Master Lease Agreement, dated as of November 19, 2015, among Mobile Leasing Solutions, LLC, the lessees from time to time party thereto, Sprint Spectrum L.P. and Mizuho Bank, ltd., as Collateral Agent

10.4	Performance Support Agreement, dated as of November 19, 2015, by Sprint Corporation in favor of Mobile Leasing Solutions, LLC

10.5	Guaranty, dated as of November 19, 2015, by Sprint Corporation in favor of Mobile Leasing Solutions, LLC

10.6	Second Amended and Restated Receivables Purchase Agreement, dated as of November 19, 2015, by and among Sprint Spectrum L.P., as servicer, certain Sprint special purpose entities, as sellers, certain commercial paper conduits and financial institutions from time to time party thereto, as purchasers, the entities from time to time party thereto as purchaser agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrative agent, SMBC Nikko Securities America, Inc., as administrative agent, and Mizuho Bank, Ltd., as administrative agent and collateral agent.

10.7	Second Amended and Restated Receivables Sale and Contribution Agreement, dated as of November 19, 2015, by and among certain Sprint subsidiaries as originators and special purpose entities.

99.1	Slide presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

Date: November 20, 2015	By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Step Transfer Agreement, dated as of November 19, 2015, among the originators from time to time party thereto, the lessees from time to time party thereto and Sprint Spectrum L.P.

10.2	Second Step Transfer Agreement, dated as of November 19, 2015, among the lessees from time to time party thereto and Mobile Leasing Solutions, LLC

10.3	Master Lease Agreement, dated as of November 19, 2015, among Mobile Leasing Solutions, LLC, the lessees from time to time party thereto, Sprint Spectrum L.P. and Mizuho Bank, ltd., as Collateral Agent

10.4	Performance Support Agreement, dated as of November 19, 2015, by Sprint Corporation in favor of Mobile Leasing Solutions, LLC

10.5	Guaranty, dated as of November 19, 2015, by Sprint Corporation in favor of Mobile Leasing Solutions, LLC

10.6	Second Amended and Restated Receivables Purchase Agreement, dated as of November 19, 2015, by and among Sprint Spectrum L.P., as servicer, certain Sprint special purpose entities, as sellers, certain commercial paper conduits and financial institutions from time to time party thereto, as purchasers, the entities from time to time party thereto as purchaser agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrative agent, SMBC Nikko Securities America, Inc., as administrative agent, and Mizuho Bank, Ltd., as administrative agent and collateral agent.

10.7	Second Amended and Restated Receivables Sale and Contribution Agreement, dated as of November 19, 2015, by and among certain Sprint subsidiaries as originators and special purpose entities.

99.1	Slide presentation